                                                                   EXHIBIT 10.17



                --------------------------------------------------


                            SCC COMMUNICATIONS CORP.
                         REGISTRATION RIGHTS AGREEMENT


                --------------------------------------------------

                         DATED AS OF NOVEMBER 20, 1997

                               TABLE OF CONTENTS

         SECTION 1.       DEFINITIONS.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1


         SECTION 2.       REGISTRATION RIGHTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                          2.1     DEMAND REGISTRATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                          2.2     "PIGGYBACK" REGISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          2.3     REGISTRATION PROCEDURES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          2.4     UNDERWRITTEN OFFERINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          2.5     INDEMNIFICATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          2.6     ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES.   . . . . . . . . . . . . . . . . . . . 9

         SECTION 3.       RULE 144. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

         SECTION 4.       INFORMATION REQUIRED BY RULE 144A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

         SECTION 5.       COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

         SECTION 6.       TERMINATION OF REGISTRATION RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

         SECTION 7.       SPECIFIC PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

         SECTION 6.       MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

                        REGISTRATION RIGHTS AGREEMENT


         This is the REGISTRATION RIGHTS AGREEMENT, dated as of November 20, 1997 ("Agreement"), by and among SCC COMMUNICATIONS CORP. ("SCC"), a Delaware corporation, and BANC ONE CAPITAL PARTNERS II, LLC, a Delaware limited liability company ("BOCP"), provided for and entered into pursuant to the Senior Subordinated Note and Warrant Purchase Agreement dated as of November 20, 1997, ("Purchase Agreement") by and between BOCP, as purchaser, and SCC, as seller. SCC, together with its successors and assigns, is referred to as the "Company". BOCP, together with its successors and assigns, is referred to as the "Holder".

         THIS AGREEMENT IS ONE OF THE "RELATED DOCUMENTS" REFERRED TO IN THE PURCHASE AGREEMENT.

         In consideration of their mutual promises set forth in this Agreement and the Purchase Agreement, the Parties hereby agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Glossary of Defined Terms attached to the Purchase Agreement which definitions are, to the extent applicable, incorporated in this Agreement by reference.

         SECTION 2.       REGISTRATION RIGHTS.

                 2.1      DEMAND REGISTRATION.

                 (a) At any time after the earlier to occur of an Initial Public offering or November 20, 2003, upon the written request of the Holder requesting that the Company effect the registration under the Securities Act of all or part of the Holder's Registrable Securities (specifying the intended method of disposition thereof) and whether or not such requested registration is to be an underwritten offering, the Company will promptly give written notice of such requested registration to all other holders of Registrable Securities and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

                          (i) the Registrable Securities which the Company has been so requested to register by the Holder; and

                          (ii) all other Registrable Securities which the Company has been requested to register by the holders thereof by written request to the Company within thirty (30) days after the date of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities to be so registered.

                 The Company shall not be required to effect more than one registration pursuant to request made pursuant to this Section 2.1(a).

                 (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised each holder of Registrable Securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering or
(ii) the holders of all Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

                 (c) Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form as shall be selected by the Company and as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in any request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

                 (d) Expenses. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this Section
2.1. If a registration begun pursuant to a request made under Section 2.1 is withdrawn by the holders of the Registrable Securities making such request because information concerning the Company is disclosed that is materially and adversely different from the information known to such holders at the time such request was made, the Company will pay all Registration Expenses in connection with such request without reducing the number of registrations which the Holder has a right to cause the Company to effect under Section 2.1 hereof.

                 (e) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, such registration becomes the subject of any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied.

                 (f) Selection of Underwriters. If a requested registration pursuant to this Section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company.

                 (g) Priority in Requested Registrations. If a requested registration pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the

Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Holder, the Company will so advise the Holder in writing and will include in such registration first the number of Registrable Securities held by the Holder that the Company is so advised can be sold in such offering, and second, such Registrable Securities requested to be included in such registration by other holders and all other Capital Stock proposed to be sold by the Company pro rata.

                 2.2      "PIGGYBACK" REGISTRATION.

                 (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its Capital Stock under the Securities Act (other than by a registration on Form S-4 or Form S-8 or any successor or similar form and other than pursuant to Section 2.1), whether or not for sale for its own account, it will each such time give prompt written Notice to the Holder. Upon the written request of the Holder made within 30 days after the receipt of any such Notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent necessary to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities to be registered. If, at any time after giving written notice of its intention to register any Capital Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such Capital Stock, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligations to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Holder to request that such registration be effected as a registration under Section 2.1 subject to the terms of that Section, and (ii) in the case of a determination to delay registration, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other Capital Stock. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration under Section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

                 (b) Priority in Registrations. If (i) a registration pursuant to this Section 2.2 involves an underwritten offering of the Capital Stock, and (ii) the managing underwriter shall inform the Company and the holders of the Registrable Securities requesting such registration of its belief that the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, then the Company will include in such registration, to the extent to which the Company is advised can be sold in such offering, securities as follows:

                          (1) if such registration is for an offering of Capital Stock for the account of the Company, first, all Capital Stock proposed by the Company to be sold for its own account, second, such Registrable Securities requested by the Holder to be included in such registration, and third, all other Capital Stock of the Company requested to be included in such registration pro rata on the basis of the number of shares of such Capital Stock so requested to be included;

                          (2) if such registration is for other than an offering described in (1), such Registrable Securities requested to be included in such registration and all other Capital Stock proposed by the Company to be sold for its own account shall be included in such registration pro rata on the basis of the number of shares of such Registrable Securities and such other Capital Stock so proposed to be sold.

                 2.3 REGISTRATION PROCEDURES. If the Company is required to use its best efforts to effect the registration of any Registrable Securities as provided in Sections 2.1 and 2.2, the Company will as expeditiously as possible:

                          (i) prepare and as soon thereafter as reasonably
                 practicable file with the Commission the registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided that the Company may discontinue any registration of its Capital Stock which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                          (ii) prepare and file with the Commission such
                 amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Capital Stock covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Holder set forth in such registration statement;

                          (iii) furnish to Holder such number of prospectuses
                 and copies of each such amendment and supplement thereto and such other documents as Holder may reasonably request;

                          (iv) use its best efforts to register or qualify all
                 Registrable Securities and other Capital Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                          (v) use its best efforts to cause all Registrable
                 Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

                          (vi) furnish to the Holder a signed counterpart,
                 addressed to the Holder (and underwriters, if any) of:

                                  (1) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Holder, and

                                  (2) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings and such other matters as the Holder may reasonably request;

                          (vii) notify Holder upon discovery that, or upon the
                 happening of any event as a result of which, the prospectus included in such registration statement includes an untrue statement of any material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Holder promptly prepare and furnish to Holder a reasonable number of copies of a supplement to or an amendment to such prospectus as may be necessary;

                          (viii) otherwise use its best efforts to comply with
                 all applicable rules and regulations of the Commission, and furnish to Holder prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus;

                          (ix) provide and cause to be maintained a transfer
                 agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                          (x) use its best efforts to list all Registrable
                 Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities is then listed; and

                          (xi) enter into such agreements and take such other
                 actions as the Holder shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

         The Company many require the Holder to furnish the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

         Holder agrees that upon receipt of any Notice from the Company of the happening of any event of the kind described in the subdivision (vii) of this
Section 2.3, the Holder will forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement until Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this Section 2.3 and, if so directed by the Company, will destroy all copies, other than permanent file copies, then in Holder's possession of the prospectus relating to such Registrable Securities.

                 2.4      UNDERWRITTEN OFFERINGS.

                 (a) Demand Underwritten Offerings. If requested by the underwriters for any underwritten offering, the Company will enter into an underwriting agreement with such underwriters, such agreement to be satisfactory is substance and form to the Company and the underwriters and to contain such terms as are generally prevailing in agreements of this type. If the Holder is a party to such underwriting agreement it may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holder. Holder shall not be required to make any representations and warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Holder, the Holder's Registrable Securities and the Holder's intended method of distribution and any other representation required by law.

                 (b) Piggyback Underwritten Offerings. If the Company at any time proposes to register any of its Capital Stock as contemplated by
Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Holder, arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holder among the securities to be distributed to such underwriters. The Holder shall be a party to the underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holder. Holder shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Holder, the Holder's Registrable Securities and the Holder's intended method of distribution and any other representation required by law.

                 2.5      INDEMNIFICATION.

                 (a) Indemnification by the Company. In the event of any registration pursuant to Section 2.1 or 2.2, the Company will, and hereby does, indemnify and hold harmless the Holder, its directors, partners, members and officers, each other Person who participates as an underwriter in the offering on behalf of the Holder and each other Person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any one of them may become subject under the Securities Act or otherwise, and the Company will reimburse the Holder and each other Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arises out of or is based upon any statement or material omission furnished in writing to the Company by the Holder or other Person in connection with the preparation of the registration statement, and (ii) the Company shall not be liable to any Person who participates as an underwriter or any other Person who controls such underwriter within the meaning of the Securities Act, to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arise out of such Person's failure to provide a copy of the final prospectus, as the same may be then supplemented or amended, to the purchaser at or prior to the written confirmation of the sale of Registrable Securities, if such final prospectus differs from the preliminary prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or other Person and shall survive the transfer of such securities by the Holder.

                 (b) Indemnification by the Holder. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.1 or 2.2, that the Company shall have received an undertaking satisfactory to it from the Holder to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.5) the Company, each director and officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement, or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Holder specifically stating that it is for use in preparation of such registration statement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such Registrable Securities by the Holder. Notwithstanding the foregoing, the aggregate liability of any Holder for any indemnification under this
Section 2.5(b) shall be limited to the aggregate net proceeds received by the Holder from the sale of Registrable Securities pursuant to such registration statement.

                 (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of Notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written Notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give Notice as provided herein shall not relieve the indemnifying party of its obligation under the preceding subdivisions of this Section 2.5, except to the extent that the indemnifying party is actually prejudiced by such failure. Unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying party may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party, with counsel reasonably satisfactory to such indemnified party. After Notice from the indemnifying party of its election to assume the defense, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                 2.6 ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not effect or permit to occur any combination or subdivision of Registrable Securities which would adversely affect the ability of the Holder to include such Registrable Securities in any registration contemplated by this Section 2 or the marketability of such Registrable Securities under any such registration.

         SECTION 3. RULE 144. If the Company shall have filed a registration statement, the Company will file the reports required to be filed by it under the Securities Act and the Securities

Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any Holder, make publicly available other information) and will take such further action as such Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission.

         SECTION 4. INFORMATION REQUIRED BY RULE 144A. The Company covenants that it will, upon the request of the Holder, provide the Holder, and any institutional investor designated by such Holder, such financial and other information as such Holder may reasonably determine to be necessary in order to permit the Holder's compliance with the informational requirements of Rule 144A under the Securities Act in connection with the resale of any Registrable Securities, except at such time as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act.

         SECTION 5.       COVENANTS.  The Company covenants and agrees that:

                 (a) it shall not sell any shares of the Capital Stock of the Company except in an offering subject to (i) registration under the Securities Act, and (ii) the terms of this Agreement;

                 (b) it shall not participate in or cooperate with any offering of the Capital Stock of the Company, either directly or indirectly, by any shareholder of the Company under Regulation S of the Securities Act; and

                 (c) no other shareholder of the Company owns any share of Capital Stock which has registration rights, and the Company shall not, without the prior written consent of Holder, which may be withheld in it sole discretion, grant registration rights to any Person.

         SECTION 6. TERMINATION OF REGISTRATION RIGHTS. The registration rights granted pursuant to this Agreement shall terminate at the earlier of (i) the time neither the Holder nor any Affiliate of the Holder owns any of the Capital Stock of the Company, or (ii) all shares of Capital Stock of the Company held by the Holder or any affiliate thereof can be sold pursuant to Rule 144(k), provided, however, that the average weekly reported volume of trading in such securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association for the past twelve months is greater than one percent of the class of shares so registered.

         SECTION 7. SPECIFIC PERFORMANCE. The Parties recognize and agree that money damages may be insufficient to compensate the Holder for breaches by the Company of terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach

         SECTION 8.       MISCELLANEOUS.

         The provisions of Section 13 of the Purchase Agreement are applicable to this Agreement and are, to the extent applicable, incorporated by reference in this Agreement.

         IN WITNESS WHEREOF, the parties have caused the Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


COMPANY:                                HOLDER:

SCC COMMUNICATIONS                      BANC ONE CAPITAL PARTNERS II,
CORP.                                   LLC

                                        By: Banc One Capital Partners Holdings,
By: /s/ NANCY K. HAMILTON               Ltd., Manager
   -------------------------------
                                        By: /s/ LEONARD H. LILLARD
Name:  NANCY K. HAMILTON                   ----------------------------------
     -----------------------------
                                        Name: Leonard H. Lillard
Title: CHIEF FINANCIAL OFFICER
      ----------------------------      Title: Authorized Signer